Filed Pursuant to Rule 497(e)
1933 Act File No. 033-47044
1940 Act File No. 811-06628

The Yacktman Funds, Inc.

March 4, 2010

Supplement to the Prospectus
dated April 30, 2009

Management of the Funds

In connection with Jason Subotky becoming a portfolio manager of the Funds, the fifth paragraph of the section of the Prospectus labeled “Management of the Funds,” which discusses the portfolio managers of the Funds, is replaced in its entirety by the following:

“Donald A. Yacktman , his son, Stephen Yacktman , and Jason Subotky are the portfolio managers for the Funds. As such they are primarily, and equally, responsible for the day-to-day management of the portfolios of the Funds. Donald Yacktman has been a portfolio manager of the Funds since their inception. He has been President of the Adviser since its organization in 1992. Stephen Yacktman became a portfolio manager for the Funds in December 2002 and has been employed by the Adviser since 1993 and a senior vice president of the investment adviser since 1996. Jason Subotky became a portfolio manager for the Fund in December 2009 and has been employed by the investment adviser since 2001 and a vice president of the investment adviser since 2004.”

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The date of this Supplement is March 4, 2010.

Please retain this Supplement for future reference.